                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 21, 2009

                             FOX CHASE BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      UNITED STATES                    1-32971               33-1145559
      -------------                    -------               ----------
(State or other jurisdiction of      (Commission            (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                4390 DAVISVILLE ROAD, HATBORO, PENNSYLVANIA 19040
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               (Address of principal executive offices) (Zip Code)

                                 (215) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS.
              ------------

         On May 21, 2009, Fox Chase Bancorp, Inc. (the "Company"), the holding company for Fox Chase Bank, issued a press release announcing that the Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to an additional 5% of its issued common shares (excluding shares held by Fox Chase MHC), or approximately 327,000 shares. For more information, reference is made to the Company's press release dated May 21, 2009, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
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       (d)    Exhibits

              Number        Description
              ------        -----------

              99.1          Press Release dated May 21, 2009

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: May 21, 2009                   By: /s/ Roger S. Deacon
                                         ------------------------------------
                                         Roger S. Deacon
                                         Executive Vice President and
                                          Chief Financial Officer